POWER OF ATTORNEY

      As of the 16 day of August, 2007, Sandra J. Dauch appoints Patrick S.

Lancaster, Richard G. Raymond, and Laura L. Douglas signing singly, as the undersigned's true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the undersigned, in his capacity as officer and/or director of American Axle & Manufacturing, Inc. (AAM), Forms 3, 4,

and 5 in accordance with Section 16(a) of the Securities Exchange Act of

1934, and any other forms or reports the undersigned may be required to file in connection with his ownership, acquisition, or disposition of securities of AAM;

(2) do and perform any and all acts for and on behalf of the undersigned in order to execute any Form 3, 4, or 5, or other form or report, and timely file the form or report with the United States Securities and Exchange

Commission; and

(3) take any other action, which, in the opinion of each attorney-in-fact, may be in the interest of or legally required by the undersigned.

      The undersigned hereby grants to each attorney-in-fact full power and authority to perform any act necessary to exercise the rights and powers granted herein, as fully as the undersigned could do if personally present, with full power of substitution or revocation.  The undersigned acknowledges that the attorneys-in-fact are not assuming,

nor is AAM assuming, any of the undersigned's responsibilities to comply with Section

16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, or 5 with respect to the undersigned's holdings of and transactions in securities issued by AAM, unless earlier revoked by the undersigned in a signed writing delivered to the attorneys-in-fact.

       /s/Sandra J. Dauch_______

       Sandra J. Dauch

Subscribed and sworn to before me on this 16th day

of August, 2007.

/s/La Rhonda Lewis

La Rhonda Lewis

Notary Public, Wayne County, MI

My commission expires: November 2, 2011

Acting in Wayne County, MI